UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4545 Towne Centre Court, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On December 5, 2005, NuVasive, Inc. (the “Company”) entered into employment agreements with each of Jeffrey P. Rydin, its newly appointed Senior Vice President, U.S. Sales, and Jason M. Hannon, its Vice President, Legal Affairs. Each employment agreement provides for the payment of severance benefits upon an involuntary termination of the individual’s employment with the Company.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1#	Employment Agreement, dated December 5, 2005, between us and Jeffrey P. Rydin.

10.2#	Employment Agreement, dated December 5, 2005, between us and Jason M. Hannon.

#	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: December 7, 2005	By:	/S/ KEVIN C. O’BOYLE
Kevin C. O’Boyle
Executive V.P. and Chief Financial Officer